Exhibit 99.1
Doximity Announces Fiscal 2026 Third Quarter Financial Results
Total revenues of $185.1 million, up 10% year-over-year
Net income of $61.6 million, margin of 33%
Adjusted EBITDA of $111.4 million, margin of 60%

SAN FRANCISCO, Calif., February 5, 2026 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2026 third quarter ended December 31, 2025.
“We’re proud to deliver another quarter of strong profits and record engagement,” said Jeff Tangney, co-founder and CEO of Doximity. “Our newsfeed had more than 1 million quarterly active prescribers, our workflow products had 720,000 (a record QoQ jump), and our nascent AI products had over 300,000. In short, the addition of AI features across our platform has made us more useful than ever.”
Fiscal 2026 Third Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended December 31, 2024.
•Revenue: Revenue of $185.1 million, versus $168.6 million, an increase of 10% year-over-year.
•Net income and non-GAAP net income: Net income of $61.6 million, versus $75.2 million, representing a margin of 33.3%, versus 44.6%. Non-GAAP net income of $91.1 million, versus $91.4 million, representing a margin of 49.3%, versus 54.2%.
•Adjusted EBITDA: Adjusted EBITDA of $111.4 million, versus $102.0 million, an increase of 9% year-over-year, representing adjusted EBITDA margins of 60.2%, versus 60.5%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.31, versus $0.37, while non-GAAP diluted net income per share was $0.46, versus $0.45.
•Operating cash flow and free cash flow: Operating cash flow of $60.9 million, versus $65.2 million, a decrease of 7% year-over-year, and free cash flow of $58.5 million, versus $63.4 million, a decrease of 8% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal fourth quarter ending March 31, 2026 as follows:
•Revenue between $143 million and $144 million.
•Adjusted EBITDA between $63.5 million and $64.5 million.
Doximity is updating guidance for its fiscal year ending March 31, 2026 as follows:
•Revenue between $642.5 million and $643.5 million.
•Adjusted EBITDA between $355.5 million and $356.5 million.
Stock Repurchase Program
Doximity’s board of directors authorized another program to repurchase up to $500 million of the Company’s Class A common stock. The repurchase program has no expiration date and is subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 85% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay current on medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. With new AI-powered clinical reference and search capabilities, Doximity also helps doctors access trusted, peer-reviewed information and medical literature. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2025	March 31, 2025
Assets
Current assets:
Cash and cash equivalents	$64,838	$209,614
Marketable securities	670,288	706,050
Accounts receivable, net	156,589	128,354
Prepaid expenses and other current assets	101,738	44,602
Total current assets	993,453	1,088,620
Property and equipment, net	17,055	13,656
Deferred income tax assets	14,842	60,014
Operating lease right-of-use assets	7,523	8,886
Intangible assets, net	37,266	23,072
Goodwill	84,973	67,940
Other assets	1,914	2,121
Total assets	$1,157,026	$1,264,309
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,785	$1,356
Accrued expenses and other current liabilities	76,677	38,405
Deferred revenue, current	66,307	114,285
Operating lease liabilities, current	2,079	2,211
Total current liabilities	149,848	156,257
Deferred revenue, non-current	174	280
Operating lease liabilities, non-current	8,613	10,185
Contingent earn-out consideration liability, non-current	—	5,579
Other liabilities, non-current	19,093	9,383
Total liabilities	177,728	181,684
Stockholders' Equity
Preferred stock	—	—
Common stock	185	189
Additional paid-in capital	956,744	894,225
Accumulated other comprehensive income	1,396	1,323
Retained earnings	20,973	186,888
Total stockholders’ equity	979,298	1,082,625
Total liabilities and stockholders’ equity	$1,157,026	$1,264,309

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
Revenue	$185,053	$168,603	$499,491	$432,111
Cost of revenue(1)	18,701	14,181	50,919	41,407
Gross profit	166,352	154,422	448,572	390,704
Operating expenses(1):
Research and development	34,595	22,421	91,596	68,235
Sales and marketing	42,205	38,491	117,738	108,102
General and administrative	17,656	13,585	49,144	32,943
Impairment charge	—	—	—	2,304
Total operating expenses	94,456	74,497	258,478	211,584
Income from operations	71,896	79,925	190,094	179,120
Other income, net	8,902	9,915	27,790	26,060
Income before income taxes	80,798	89,840	217,884	205,180
Provision for income taxes	19,240	14,644	40,947	44,453
Net income	$61,558	$75,196	$176,937	$160,727
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.33	$0.40	$0.94	$0.86
Diluted	$0.31	$0.37	$0.88	$0.80
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,478	187,161	187,721	186,344
Diluted	199,224	202,233	200,375	200,625
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
Cost of revenue	$2,899	$2,818	$8,723	$8,373
Research and development	13,654	4,471	30,165	14,602
Sales and marketing	9,926	6,487	28,144	19,881
General and administrative	7,067	5,592	17,853	11,470
Total stock-based compensation expense	$33,546	$19,368	$84,885	$54,326

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
Cash flows from operating activities
Net income	$61,558	$75,196	$176,937	$160,727
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,989	2,655	10,252	7,830
Deferred income taxes	—	1,992	—	2,196
Stock-based compensation, net of amounts capitalized	33,546	19,368	84,885	54,326
Non-cash lease expense	459	441	1,363	1,392
Accretion of discount on marketable securities, net	(1,764)	(3,368)	(6,451)	(8,736)
Amortization of deferred contract costs	2,499	1,785	9,271	6,544
Impairment of long-lived assets	—	—	—	2,304
Other	295	411	181	289
Changes in operating assets and liabilities:
Accounts receivable	(27,614)	(12,986)	(28,599)	(36,464)
Prepaid expenses and other assets	(12,828)	1,303	(9,377)	21,251
Deferred contract costs	(6,710)	(5,853)	(11,259)	(9,069)
Accounts payable, accrued expenses and other liabilities	41,855	9,418	39,522	3,872
Deferred revenue	(33,816)	(24,628)	(48,084)	(30,085)
Operating lease liabilities	(578)	(545)	(1,705)	(1,599)
Net cash provided by operating activities	60,891	65,189	216,936	174,778
Cash flows from investing activities
Cash paid for acquisition, net of cash acquired	—	—	(26,528)	—
Purchases of intangible assets	(62)	—	(62)	—
Internal-use software development costs	(2,313)	(1,771)	(6,648)	(5,018)
Purchases of marketable securities	(112,922)	(164,025)	(381,122)	(531,833)
Maturities of marketable securities	143,136	99,308	413,167	517,221
Sales of marketable securities	10,386	7,564	10,386	14,805
Net cash provided by (used in) investing activities	38,225	(58,924)	9,193	(4,825)
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	2,221	3,662	7,017	13,905
Proceeds from issuance of common stock in connection with the employee stock purchase plan	—	—	1,816	1,422
Taxes paid related to net share settlement of equity awards	(8,869)	(8,107)	(33,362)	(16,329)
Repurchase of common stock	(196,879)	(19,307)	(341,127)	(93,505)
Payment of contingent consideration related to a business combination	—	—	(5,249)	(5,470)
Payment of excise taxes on share repurchases	—	(1,491)	—	(1,491)
Net cash used in financing activities	(203,527)	(25,243)	(370,905)	(101,468)
Net increase (decrease) in cash and cash equivalents	(104,411)	(18,978)	(144,776)	68,485
Cash and cash equivalents, beginning of period	169,249	184,248	209,614	96,785
Cash and cash equivalents, end of period	$64,838	$165,270	$64,838	$165,270
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$1,675	$13,829	$21,022	$35,814

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of acquisition and other related expenses, stock-based compensation expense, amortization of acquired intangible assets, impairment charge, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, and change in fair value of contingent earn-out consideration liability from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, impairment charge, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment, purchases of intangible assets, and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except percentages)
Net income	$61,558	$75,196	$176,937	$160,727
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	1,616	—
Stock-based compensation	33,546	19,368	84,885	54,326
Depreciation and amortization	3,989	2,655	10,252	7,830
Provision for income taxes	19,240	14,644	40,947	44,453
Impairment charge	—	—	—	2,304
Change in fair value of contingent earn-out consideration liability	79	90	338	513
Legal expenses	1,886	—	4,813	—
Other income, net	(8,902)	(9,915)	(27,790)	(26,060)
Adjusted EBITDA	$111,396	$102,038	$291,998	$244,093

Revenue	$185,053	$168,603	$499,491	$432,111
Net income margin	33.3%	44.6%	35.4%	37.2%
Adjusted EBITDA margin	60.2%	60.5%	58.5%	56.5%

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$60,891	$65,189	$216,936	$174,778
Purchases of intangible assets	(62)	—	(62)	—
Internal-use software development costs	(2,313)	(1,771)	(6,648)	(5,018)
Free cash flow	$58,516	$63,418	$210,226	$169,760
Other cash flow components:
Net cash provided by (used in) investing activities	$38,225	$(58,924)	$9,193	$(4,825)
Net cash used in financing activities	$(203,527)	$(25,243)	$(370,905)	$(101,468)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$18,701	$14,181	$50,919	$41,407
Adjusted to exclude the following:
Stock-based compensation	(2,899)	(2,818)	(8,723)	(8,373)
Non-GAAP cost of revenue	$15,802	$11,363	$42,196	$33,034

GAAP gross profit	$166,352	$154,422	$448,572	$390,704
Adjusted to exclude the following:
Stock-based compensation	2,899	2,818	8,723	8,373
Non-GAAP gross profit	$169,251	$157,240	$457,295	$399,077

GAAP gross margin	89.9%	91.6%	89.8%	90.4%
Non-GAAP gross margin	91.5%	93.3%	91.6%	92.4%

GAAP research and development expense	$34,595	$22,421	$91,596	$68,235
Adjusted to exclude the following:
Stock-based compensation	(13,654)	(4,471)	(30,165)	(14,602)
Amortization of acquired intangibles	(935)	—	(1,558)	—
Non-GAAP research and development expense	$20,006	$17,950	$59,873	$53,633

GAAP sales and marketing expense	$42,205	$38,491	$117,738	$108,102
Adjusted to exclude the following:
Stock-based compensation	(9,926)	(6,487)	(28,144)	(19,881)
Amortization of acquired intangibles	(1,003)	(1,061)	(3,007)	(3,183)
Change in fair value of contingent earn-out consideration liability	(79)	(90)	(338)	(513)
Non-GAAP sales and marketing expense	$31,197	$30,853	$86,249	$84,525

GAAP general and administrative expense	$17,656	$13,585	$49,144	$32,943
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(1,616)	—
Stock-based compensation	(7,067)	(5,592)	(17,853)	(11,470)
Legal expenses	(1,886)	—	(4,813)	—
Non-GAAP general and administrative expense	$8,703	$7,993	$24,862	$21,473

GAAP operating expense	$94,456	$74,497	$258,478	$211,584
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(1,616)	—
Stock-based compensation	(30,647)	(16,550)	(76,162)	(45,953)
Amortization of acquired intangibles	(1,938)	(1,061)	(4,565)	(3,183)
Change in fair value of contingent earn-out consideration liability	(79)	(90)	(338)	(513)
Legal expenses	(1,886)	—	(4,813)	—
Impairment charge	—	—	—	(2,304)
Non-GAAP operating expense	$59,906	$56,796	$170,984	$159,631

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$71,896	$79,925	$190,094	$179,120
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	1,616	—
Stock-based compensation	33,546	19,368	84,885	54,326
Amortization of acquired intangibles	1,938	1,061	4,565	3,183
Change in fair value of contingent earn-out consideration liability	79	90	338	513
Legal expenses	1,886	—	4,813	—
Impairment charge	—	—	—	2,304
Non-GAAP operating income	$109,345	$100,444	$286,311	$239,446

GAAP net income	$61,558	$75,196	$176,937	$160,727
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	1,616	—
Stock-based compensation	33,546	19,368	84,885	54,326
Amortization of acquired intangibles	1,938	1,061	4,565	3,183
Change in fair value of contingent earn-out consideration liability	79	90	338	513
Legal expenses	1,886	—	4,813	—
Impairment charge	—	—	—	2,304
Income tax effect of non-GAAP adjustments (1)	(7,864)	(4,309)	(20,206)	(12,668)
Non-GAAP net income	$91,143	$91,406	$252,948	$208,385
Non-GAAP net income margin	49.3%	54.2%	50.6%	48.2%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,478	187,161	187,721	186,344
Diluted	199,224	202,233	200,375	200,625

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.49	$0.49	$1.35	$1.12
Diluted	$0.46	$0.45	$1.26	$1.04
(1) For the three and nine months ended December 31, 2025 and 2024, management used an estimated annual effective non-GAAP tax rate of 21.0%.